UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): AUGUST 18, 2003
                                                         ---------------


                        EMPIRE FINANCIAL HOLDING COMPANY
                        ---------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          FLORIDA                       001-31292               56-3627212
 ----------------------------     ---------------------     -------------------
 (State or Other Jurisdiction     (Commission File No.)       (IRS Employer
       of Incorporation                                     Identification No.)


                1385 WEST STATE ROAD 434, LONGWOOD, FLORIDA 32750
                -------------------------------------------------
                     (Address of principal executive office)


                                 (407) 774-1300
                                 --------------
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                                 --------------
         (Former Names or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits.

                  99.1 Release of Empire Financial Holding Company (the "Registrant"), dated August 18, 2003, for its fiscal quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 18, 2003, the Registrant issued a press release announcing its financial results for the fiscal quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EMPIRE FINANCIAL HOLDING COMPANY

Date:  August 18, 2003                  By: /s/ Donald A. Wojnowski, Jr.
                                            ----------------------------
                                            Donald A. Wojnowski, Jr.
                                            President

                                INDEX TO EXHIBITS


         Exhibit No.       Exhibit Title
         -----------       -------------

             99.1 Press Release of Empire Financial Holding Company, dated August 18, 2003, for its fiscal quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

                                                                    EXHIBIT 99.1

NEWS BULLETIN

            FROM:                                         RE:

     FRB | Weber Shandwick                  EMPIRE FINANCIAL HOLDING COMPANY
     Financial Communications               1385 West State Road 434
                                            Longwood, FL 32750
                                            AMEX: EFH

FOR FURTHER INFORMATION:


AT THE COMPANY:                         AT FRB | WEBER SHANDWICK:
Donald A. Wojnowski Jr.                 Kristen McNally                     Rose Tucker
President                               General Information                 Investor/Analyst Information
(407) 774-1300                          (310) 407-6548                      (310) 407-6522
investorrelations@empirenow.com         kmcnally@webershandwick.com         rtucker@webershandwick.com
-------------------------------         ---------------------------         --------------------------


FOR IMMEDIATE RELEASE
                                 AUGUST 18, 2003


         EMPIRE FINANCIAL REPORTS SECOND QUARTER 2003 FINANCIAL RESULTS
         --------------------------------------------------------------

LONGWOOD, FLA., AUGUST 18, 2003 -- EMPIRE FINANCIAL HOLDING COMPANY (AMEX: EFH), a financial brokerage services firm serving retail and institutional clients, today announced financial results for the second quarter and six months ended June 30, 2003.

FINANCIAL RESULTS

Second quarter 2003 revenues increased 23% to $5.7 million, from $4.6 million for the second quarter of 2002. The revenue growth was primarily due to a 25% increase in the number of securities order execution transactions completed during the quarter, and a 31% increase in commission and fee revenues due to the addition of approximately 15 independent registered representatives and improved retail market conditions. Strong performance in these areas was partially offset by a 29% decrease in interest and dividends due to declines in the average interest rate charged to customers and the volume of margin transactions as processed by the Company.

                                    - more -

 Empire Financial Reports Second Quarter 2003 Financial Results
 --------------------------------------------------------------
 Page 2 of 5


Total expenses for the second quarter of 2003 were $7.0 million, a 39% increase compared with $5.0 million for the second quarter of 2002. The year-over-year increase was primarily the result of a 123% increase in commissions and fees paid to independent registered representatives. Revenues from independent registered representatives increased 118% year-over-year. The increase in total expenses also reflects a 41% increase in general and administrative expenses associated with options and stock grants to employees and increased legal fees and general office expenses, higher execution fee expenses and communications expenses associated with the growth in transaction volume, and advertising costs incurred during the second quarter of 2003. Year-over-year, employee compensation and benefit costs decreased 41% due to the smaller employee pool than in the comparable period in 2002, and interest expense decreased 89% due to a reduction in loans required to fund margin debit balances and zero interest expense incurred on average loan balances for the second quarter.

On a GAAP basis, the Company reported a net loss of $1.3 million, or $0.27 per basic and diluted share, for the second quarter of 2003, compared with a net loss of $406,000, or $0.09 per basic and diluted share, for the second quarter of 2002. On a pro forma basis, accounting for the effects of income taxes, the net loss for the year-ago period was $253,000, or $0.05 per basic and diluted share. The pro forma adjustment reflects provisions for income taxes computed based upon statutory tax rates as if the Company had been subject to federal and state taxation during the period presented. The Company had operated as an S Corporation through April 9, 2002, and its taxable income had been taxed directly to its shareholders. With the completion of its initial public offering on April 9, 2002, the Company's election to be treated as an S corporation automatically terminated and the Company became subject to federal and state taxes on subsequent taxable income.

For the six months ended June 30, 2003, total revenues decreased 3% to $9.8 million, from $10.1 million for the comparable period in 2002. Total expenses increased 20% to $11.5 million, from $9.6 million for the first six months of 2002.

On a GAAP basis, net loss for the six months ended June 30, 2003 was $1.7 million, or $0.36 per basic and diluted share, compared with net income of $496,000, or $0.11 per basic and diluted share, for the first six months of 2002. On a pro forma basis, accounting for the effects of income taxes, net income for the first six months of 2002 was $309,000, or $0.07 per basic and diluted share.

FINANCIAL CONDITION

At June 30, 2003, Empire Financial Holding Company had cash and cash equivalents of $5.0 million, total assets of $21.6 million, shareholders' equity of $3.1 million and zero long-term debt.

SECOND QUARTER DEVELOPMENTS

In May, the Company announced that it was no longer pursuing the proposed spin-off of its wholly owned subsidiary Advantage Trading Group and that co-founder Kevin M. Gagne had assumed the role of sole Chief Executive Officer of the Company.

                                    - more -

 Empire Financial Reports Second Quarter 2003 Financial Results
 --------------------------------------------------------------
 Page 3 of 5


In June, the Company reported various other management transitions and Board appointments including the promotion of Donald A. Wojnowski, Jr. to President of Empire Financial Holding Company, the appointment of Gerry Mastrianni as Director of Trading Operations and the election of two new independent directors.

The Company also announced that it is evaluating the sale of its correspondent clearing business, a division of its Advantage Trading Group subsidiary, which services approximately 24 unaffiliated broker dealers. The Company is currently focusing on streamlining its operations with the intention of re-deploying its capital into better performing, less capital-intensive business segments. Empire Financial is aggressively evaluating either the sale or disposition of the division with the intent of determining a final outcome prior to year-end.

COMMENTARY AND OUTLOOK

"Although we are disappointed with the net loss for the second quarter, it is worth noting that the majority of the loss was non-cash in nature created by the issuance of employee options associated with the restructuring of the management team," said Chief Executive Officer Kevin Gagne. "As the year progresses, we look forward to returning to quarterly profitability and will continue to diligently monitor costs and execute on opportunities to increase revenues."

ABOUT EMPIRE FINANCIAL HOLDING COMPANY

Empire Financial Holding Company provides full-service and discount retail securities brokerage via both the telephone and the Internet, offers securities order execution services, acts as principal in securities transactions for approximately 85 broker dealers, and provides turn-key fee based investment advisory services. The Company also provides private-label brokerage services and advisory solutions to broker dealers and other financial institutions.

FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause such a difference include, without limitation, fluctuations in the volume of transactional services provided by the Company, competition with respect to financial services commission rates, the effect of general economic and market conditions, factors affecting the securities brokerage industry as well as other risks and uncertainties detailed from time to time in the Company's Securities and Exchange Commission filings.

                              - TABLES TO FOLLOW -


                                    - more -

 Empire Financial Reports Second Quarter 2003 Financial Results
 --------------------------------------------------------------
 Page 4 of 5

                             EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                               CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                                                                  June 30,     December 31,
                                                                                    2003           2002
                                                                                    ----           ----
                                                                                 (unaudited)
ASSETS
Cash and cash equivalents ....................................................  $  5,023,993   $  4,146,857
Receivable from customers ....................................................    11,489,319      5,772,216
Receivables from broker dealers and clearing organizations ...................     3,467,497      1,723,621
Deposits at clearing organizations ...........................................       515,098        631,687
Fixed assets, net of accumulated depreciation of $207,012 and $163,962,
   respectively ..............................................................        78,557        109,879
Customer list, net ...........................................................       236,890        331,390
Income taxes receivable ......................................................       351,000        351,000
Other assets .................................................................       257,933        427,983
Due from related parties .....................................................       133,647              -
                                                                                ------------   ------------

         Total assets ........................................................  $ 21,553,934   $ 13,494,633
                                                                                ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
     Accounts payable, accrued expenses and other liabilities ................  $  2,609,201   $  3,413,044
     Payable to customers ....................................................    14,807,911      5,661,667
     Payable to broker dealers and clearing organizations ....................       876,126        472,436
     Due to related parties ..................................................             -         61,353
                                                                                ------------   ------------
         Total liabilities ...................................................    18,293,238      9,608,500
                                                                                ------------   ------------

Shareholders' equity:
     Preferred stock, $.01 par value; 1,000,000 shares authorized; none issued
       and outstanding .......................................................             -              -

     Common stock, $.01 par value; 100,000,000 shares authorized: 5,100,000
       and 5,000,000 shares, respectively, issued and outstanding ............        51,000         50,000
     Additional paid-in capital ..............................................     9,304,555      8,350,095
     Deferred compensation....................................................      (131,000)             -
     Retained earnings (deficit) .............................................    (5,090,662)    (3,378,765)
     Treasury stock, at cost, 212,200 shares .................................    (1,135,197)    (1,135,197)
                                                                                ------------   ------------
         Total shareholders' equity ..........................................     3,129,696      3,886,133
                                                                                ------------   ------------

         Total liabilities and shareholders' equity ..........................  $ 21,553,934   $ 13,494,633
                                                                                ============   ============

                                                  - more -

 Empire Financial Reports Second Quarter 2003 Financial Results
 --------------------------------------------------------------
 Page 5 of 5

                                 EMPIRE FINANCIAL HOLDING COMPANY AND SUBSIDIARIES
                                       CONSOLIDATED STATEMENTS OF OPERATIONS
                                                    (UNAUDITED)
                                                     Six Months Ended                Three Months Ended
                                                         June 30,                         June 30,
                                                         --------                         --------
                                                   2003             2002            2003            2002
                                                   ----             ----            ----            ----
Revenues:
Commissions and fees ......................    $  7,382,400     $  6,902,010     $ 4,197,523     $ 3,198,055
Order execution trading revenues, net .....       2,183,930        2,842,418       1,355,922       1,245,442
                                                    188,846          274,684          98,474         139,137
Other .....................................          19,135           36,305           7,660          22,193
                                               ------------     ------------     -----------     -----------
                                                  9,774,311       10,055,417       5,659,579       4,604,827
                                               ------------     ------------     -----------     -----------
Expenses:
Commissions ...............................       4,653,254        2,462,926       3,018,990       1,351,640
General and administrative:
                                                    629,460          413,000         629,460         413,000
                                                    784,398          286,558         392,320         215,981
                                                    973,542          850,678         477,096         436,569
Employee compensation and benefits ........       2,259,563        3,760,907       1,025,072       1,723,237
Execution fees ............................       1,612,466        1,384,044       1,147,723         639,827
Communications and data processing ........         496,597          365,348         256,446         216,818
Advertising ...............................          63,202                -          23,638               -
Interest ..................................          13,727           35,997           1,455          13,493
                                               ------------     ------------     -----------     -----------
                                                 11,486,209        9,559,458       6,972,200       5,010,565
                                               ------------     ------------     -----------     -----------

Net loss ..................................    $ (1,711,898)    $    495,959     $(1,312,621)    $  (405,738)
                                               ============     ============     ===========     ===========

Basic and diluted loss per share ..........    $       (.36)    $        .11     $      (.27)    $      (.09)
                                               ============     ============     ===========     ===========

Unaudited pro forma information:
Loss before income tax benefit ............    $ (1,711,898)    $    495,959     $(1,312,621)    $  (405,738)
Benefit from income taxes .................               -         (187,024)              -         153,000
                                               ------------     ------------     -----------     -----------

Pro forma net loss ........................    $ (1,711,898)    $    308,935     $(1,312,621)    $  (252,738)
                                               ============     ============     ===========     ===========

Pro forma basic and diluted loss per share:    $       (.36)    $        .07     $      (.27)    $      (.05)
                                               ============     ============     ===========     ===========

Weighted average shares outstanding .......       4,796,087        4,372,101       4,796,087       4,740,112
                                               ============     ============     ===========     ===========